SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

           PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 16, 1996


               WALDEN RESIDENTIAL PROPERTIES, INC.
     (Exact name of Registrant as specified in its Charter)


                           MARYLAND
(State of other jurisdiction of incorporation or organization)


                           1-12592
                  (Commission file number)


                          75-2506197
           (I.R.S. Employer Identification Number)




                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
            (Address of principal executive offices)



Registrant's telephone number, including area code:  (972) 788-0510





                         Not Applicable
 (Former name or former address, if changed since last report)









Item 2.   Acquisition or Disposition of Assets

Acquisitions

Between June 4, 1996 and September 16, 1996, Walden Residential
Properties, Inc. (the "Company"), acquired the following properties:

                                                                Occupancy
                                      Acquisition Acquisition       at
Property     Location       Units        Price        Date     Acquisition
--------     --------       -----     ----------- -----------  -----------
Terra Vida   Mesa, AZ         384     $15,300,000   06/04/96        90%
Villas of
  St. Moritz San Antonio, TX  216       6,100,000   06/27/96        84%
Remington    San Antonio, TX  158       4,800,000   06/27/96        90%
Costa del
  Sol        San Antonio, TX  244       7,300,000   06/27/96        92%
Summer Oaks  San Antonio, TX  256       8,400,000   06/27/96        91%
Ashbury
  Parke      Austin, TX       416      13,500,000   06/28/96        89%
Cozumel      Jacksonville, FL 224       6,900,000   08/07/96        98%
Princeton
  Meadows I  Jacksonville, FL 218       7,600,000   08/13/96        94%
Brandywine   Nashville, TN    300       9,000,000   08/27/96        95%
Raintree     Melbourne, FL    210       6,400,000   09/03/96        94%
Princeton
  Meadows II Jacksonville, FL 226       7,800,000   09/03/96        92%
Quayle Walk  Arlington, TX    218       6,400,000   09/16/96        94%
Timber Creek Arlington, TX    160       4,900,000   09/16/96        95%
Waterford    Plano, TX        350      13,600,000   09/23/96        96%
                            -----    ------------
                            3,580    $118,000,000
                            =====    ============

Property        Seller
--------        ------
Terra Vida      Mid-America Apartment Communities
Villas of
  St. Moritz    IBEX St. Moritz Corp.
Remington       IBEX Remington Corp.
Costa del Sol   IBEX Costa del Sol Corp.
Summer Oaks     IBEX Summer Oaks Corp.
Ashbury Parke   Western America Exchange Corp.
Cozumel         Cozumel Associates, Ltd.
Princeton
  Meadows I     TE-TWO Real Estate Limited Partnership
Brandywine      Woodwinds, Ltd. (Affiliate)
Raintree        Florida Raintree I Associates, Ltd.
Princeton
  Meadows II    Florida Princeton Meadows II Associates
Quayle Walk     Quayle Walk Apartments Partners
Timber Creek    Timber Creek Apartments Partners
Waterford       Waterford Apartments Partners

NOTE:  The Company combined Princeton Meadows I and Princeton
       Meadows II at the date of purchase and will present them as one property going forward.

The above acquisitions were financed as follows:

Source                                          Date           Funds
------                                          ----           -----
Preferred Stock Offering                      04/26/96      $ 43,600,000
Bonds Assumed on Purchase of Terra Vida       06/04/96         7,600,000
Common Stock Offering                         08/27/96        29,600,000
Common Stock Over Allotment                   09/03/96         3,000,000
Property Sales                                Various         23,400,000
Credit Facility                               Various         10,800,000
                                                            ------------
                                                            $118,000,000
                                                            ============

Except for Woodwinds, Ltd., (the Seller of Brandywine), the Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Properties were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Properties as multifamily apartment properties. Brandywine was purchased from an affiliate of the Company. All of such proceeds received from the sale were utilized to retire all liabilities of the property. Therefore, no proceeds from the sale of this property were retained by such affiliate.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Company of historical cash flows and fair market values of the acquired Properties with adjustments for the Company's estimates of the cost of operation.

Dispositions

Between April 24, 1996 and September 27, 1996, Walden Residential
Properties, Inc. (the "Company"), disposed of the following properties:

                                              Disposition  Disposition
Property        Location               Units     Price        Date
--------        --------               -----  -----------  -----------
Northwest
  Territory     Wichita, KS              384  $ 8,400,000   04/24/96
Christiwood     Corpus Christi, TX       304    9,200,000   08/30/96
Chimney Trace   Stone Mountain, GA       144    5,800,000   09/27/96
                                         ---  -----------
                                         832  $23,400,000
                                         ===  ===========

Property        Purchaser
--------        ---------
Northwest
  Territory     Floyd R. Hardesty
Christiwood     Christiwood Apartments L.L.P.
Chimney Trace   RCP Chimney Trace, L.L.C.

The Purchasers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer.

The sales prices, which were negotiated with the Purchasers, were determined through internal analysis by the Company of historical cash flows and fair market values of the disposed Properties with adjustments for the Company's estimates of the cost of operation.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

     a.   Financial Statements:

          Financial Statements for the Properties acquired and noted in Item 2 are not available at this time and will be filed as soon as possible, but not later than 60 days from the date of this Form 8-K.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/ s /  Mark S. Dillinger                October 1, 1996
------------------------                ---------------
Mark S. Dillinger                       Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)